3Q 2026 Earnings Conference Call November 5, 2026

Safe harbor statement 2 The information contained herein is as of the date of this document. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “projected,” “aspiration,” “plans” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated or budgeted. Many factors may impact forward-looking statements including, but not limited to, the following: the impact of regulation by the EPA, EGLE, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC and CARB, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility in prices in international steel markets and in prices of environmental attributes generated from renewable natural gas investments on the operations of DTE Vantage; uncertainty regarding regulatory approvals and other closing conditions for the sale of DTE Vantage assets and operations; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets and customer data against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in commodity markets, deviations in weather and related risks impacting the results of DTE Energy’s energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power or reduce or increase power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning trust and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; impacts of inflation, tariffs, and the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena, including climate change, on operations and sales to customers, and purchases from suppliers; unplanned outages at our generation plants; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of generation and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; successful execution of new business development and future growth plans; contract disputes, binding arbitration, litigation, and related appeals; the ability of the electric and gas utilities to achieve goals for carbon emission reductions; and the risks discussed in DTE Energy’s public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This document should also be read in conjunction with the Forward-Looking Statements section in DTE Energy’s public filings with the Securities and Exchange Commission.

Participants 3 Joi Harris – President and CEO Dave Ruud – CFO Matt Krupinski – Director of Investor Relations

Strategic sale of Vantage sharpens focus on delivering unprecedented customer affordability benefits and strong growth from data center development

✓ *Data center growth is creating unprecedented customer bill benefits requiring significant utility investment*

- *Google contract recently approved; Oracle load ramp provides the opportunity to stay out of rate cases through at least 2028; Google ramp could extend ability to stay out*
- *Robust contract protections in place ensure benefits are realized*
- *Strong 5–6 GW pipeline can provide further benefits; includes 2 GW in advanced discussions with another agreement targeted by year-end*

✓ *Strategic sale of DTE Vantage supports this significant utility investment opportunity and further positions DTE as a high-growth, premium utility*

- *Transaction expected to close in 1H 2027; proceeds will be invested in our utility businesses, reducing equity and debt needs*

✓ *Results in higher-quality long-term operating EPS[1] CAGR greater than 9% through 2031 from 2027 operating EPS range of $7.59 - $7.73*

- *Operating EPS growth well over 9% in 2028 and 2029 as data center investments ramp; at least 9% growth in 2030 and 2031*

✓ *Remain well-positioned to achieve the high-end of 2026 operating EPS guidance range of $7.59 - $7.73*

Revised plan delivers operating EPS growth greater than 9% while driving significant customer affordability benefits



Operating EPS
Updated growth profile:
greater than 9% EPS CAGR from 2027 – 2031
(well over 9% growth in 2028/2029)
Prior growth profile:
6% - 8% EPS CAGR from 2026 guidance midpoint through 2030
2026 Guidance $7.59 - $7.73
2027 Pro Forma Baseline[2] $7.59 - $7.73
2028
2029
2030
2031
Additional data center opportunities could provide upside to plan and drive additional affordability benefits

1. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings
2. Reflective of closing the Vantage transaction by year-end 2026 and is subject to change based on impacts from discontinued operations, actual closing timing, and the timing of deployment of sale proceeds. Regardless of these potential impacts on 2027 earnings, $7.66 remains the baseline for our long-term operating EPS growth target of greater than 9%

DTE 4

Growth in capital plan driven by increased utility investment that is focused on improving reliability, advancing cleaner generation and delivering significant customer affordability benefits

Five-year capital investment plan increased nearly 30% over the prior plan, driven by data center development and continued customer-focused investment for improved reliability and cleaner energy

- ✓ $23 billion cleaner generation investment supports cleaner, affordable energy for customers while supporting growing data center demand
  - *Powering data center developments provides significant customer affordability benefits; Oracle load ramp could allow us to delay the next DTE Electric rate case filing until at least 2028; Google ramp could extend ability to stay out*
- ✓ $12 billion distribution investment to continue to harden our system and improve reliability
  - *Building the grid of the future to achieve our goal of reducing power outages by 30% and cutting outage time in half by 2029*
- ✓ $4 billion electric base infrastructure investment supports the continued safe and reliable operation of our existing assets
- ✓ $5 billion investment at DTE Gas supports modernizing gas infrastructure to enhance system safety and reliability
  - *Infrastructure improvements including main renewal investments minimize leaks and reduce costs for our customers*

5-year utility investment plan
(billions)



$34.5
$4.5
$30
~30%
$44.2
$5.2
DTE Gas
$39
DTE Electric
2026 - 2030
prior plan
2027 - 2031
updated plan

Additional data center opportunities could provide upside to plan and drive additional affordability benefits

DTE 5

Vantage sale rotates capital to customer-focused utility investment that drives affordability benefits and growth 6 Transaction Details1 Rationale Use of Proceeds Next Steps ✓ Transaction value: approximately $3 billion; strong valuation received, reflecting the quality of the Vantage business ✓ Buyer: Institutional investors advised by the Global Infrastructure group at J.P. Morgan Asset Management ✓ Enables DTE to focus capital on the increased regulated utility investments that deliver meaningful customer affordability benefits through data center growth ✓ Further positions DTE as a premium regulated electric and natural gas utility dedicated to providing affordable, clean and reliable energy ✓ Proceeds will be invested in our utility businesses, reducing equity and debt needs ✓ $500 million of 2026 equity sold under forward contracts deferred to 2027 ✓ Target transaction to close in 1H 2027 ✓ Finalize debt repayment and equity funding plans Vantage has been a strong business and a valued part of DTE for over 30 years New ownership will build on that foundation, bringing dedicated focus to Vantage’s growth 1. Includes the sale of primarily all DTE Vantage assets, except EES Coke Calvert City KY custom energy solutions Marietta OH custom energy solutions Potrero CA renewable energy

Transaction solidifies DTE as a premium regulated utility, better positioned to execute growth that significantly enhances customer affordability 7 Enhanced strategic focus Significant customer-focused investments Distinguished growth profile Improved investor alignment ✓ Concentrates management attention on regulated electric and natural gas investments that deliver meaningful reliability improvements and significant affordability benefits to customers driven by data center development ✓ Simplifies DTE’s business portfolio and aligns capital allocation with core regulated utility priorities, further positioning DTE as a premium regulated electric and natural gas utility ✓ Supports $44 billion of customer-focused utility investment over the next five years ✓ Funds infrastructure needed to enable data center growth and deliver associated affordability benefits to customers ✓ Supports our continued focus on efficiently executing reliability, resiliency and cleaner energy investments across our electric and gas utilities ✓ Delivers greater than 9% long-term operating EPS1 growth through 2031; well over 9% growth in 2028 and 2029 ✓ Above-average rate base growth supported by data center demand and customer-focused utility infrastructure investment ✓ Enhances long-term earnings visibility and durability ✓ Broadens appeal to investors seeking predictable, regulated utility earnings growth ✓ Supports premium valuation through a simpler business model and higher growth ✓ Reduces future equity requirements relative to the status quo plan 1. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings

Continuing to advance additional data center opportunities that further enhance customer affordability and drive growth 1. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings Proven execution with contracts that protect customers and drive growth 2.4 GW of executed agreements today ✓ 1.4 GW Oracle agreement approved and construction underway; expect load to ramp up in 2027 ✓ 1 GW Google agreement recently approved by MPSC; expect load to ramp up in 2028 ✓ Oracle load ramp could allow us to delay the next DTE Electric rate case filing until at least 2028; Google ramp could extend ability to stay out Provides unprecedented affordability benefits for existing customers Strong pipeline continues to advance 5-6 GW of additional opportunities ✓ 2 GW in advanced discussions; targeting additional agreement by end of 2026 ✓ 3-4 GW of additional pipeline opportunities ✓ Large load tariff moving through approval process Provides upside to affordability benefits and operating EPS1 growth target as the pipeline advances 8

Data center projects combined with our continuous improvement culture will sustain our historical success of managing customer affordability

We continue to prioritize affordability for our customers

- ✓ Data center load growth helps drive unprecedented affordability benefits for existing customers as excess capacity is sold and fixed costs are spread over a larger base
  - Oracle load ramp could allow us to delay the next DTE Electric rate case filing until at least 2028; Google ramp could extend ability to stay out
- ✓ Our distinctive continuous improvement culture will continue to drive cost management
- ✓ Shift from coal to renewables and natural gas drives fuel and O&M cost reductions
- ✓ Diversified energy mix maintains flexibility to adapt to future technology advancements
- ✓ IRA supports transition to cleaner energy and customer affordability goals

Top tier affordability

Total electric residential bill change % from 2021 to 2026[1]



12.5%
28.9%
29.4%
DTE Electric
Great Lakes average
National average

Electric residential bill as a percent of median household income[2]



2.6%
2.4%
2.2%
2.0%
1.8%
0.0%
Michigan
National Average
2.0%
1.8%
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

1. Source: Energy Information Administration (EIA). Ending point is the average 12-month rolling residential bill from August 2025 to July 2026
2. Source: EIA and Federal Reserve Economic Data (FRED)

DTE 9

3Q 2026 operating earnings1 variance 10 1. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings 2025 2026 Variance Primary drivers DTE Electric $541 $468 ($73) Timing of taxes, higher rate base and storm costs partially offset by rate implementation and warmer weather DTE Gas (38) (30) 8 IRM revenue partially offset by higher rate base costs DTE Vantage 41 110 69 Higher RNG and investment tax credits Energy Trading 23 34 11 Primarily timing in the gas and power portfolios Corporate & Other (99) (101) (2) Higher interest expense partially offset by timing of taxes DTE Energy $468 $481 $13 Operating EPS $2.25 $2.30 $0.05 Avg. Shares Outstanding 207 208 (millions, except EPS) Positioned to achieve high end of operating EPS guidance in 2026

Maintaining strong cash flows, balance sheet and credit profile

Strong balance sheet supports robust customer-focused investment agenda

- Customer-focused capital investment plan is supported by consistent, healthy cash flows
- Vantage sale proceeds allow us to delay 2026 equity sold under forward contracts to 2027
- Targeting average annual equity issuances of ~$1 billion 2027-2031
  - The equity supports a nearly $10 billion increase in utility capital investment over the next 5 years that supports data center load growth and generation investments
  - Plan may also include additional junior subordinated debt to support balance sheet metrics
- Effectively managing debt maturities to support long-term plan under a range of potential interest rates
- Maintaining solid investment-grade credit ratings; targeting ~15% FFO / Debt[1]
- Increasing dividend 7% in 2027

Credit ratings	S&P	Moody's	Fitch
DTE Energy (unsecured)	BBB	Baa2	BBB
DTE Electric (secured)	A	Aa3	A+
DTE Gas (secured)	A	A1	A

1. Funds from Operations (FFO) is calculated using operating earnings, debt excludes a portion of DTE Gas' short-term debt and considers 50% of the junior subordinated notes as equity



DTE

11

12 Well positioned to continue to drive long-term value for shareholders while delivering affordable, reliable energy for our customers Strong Long-Term Utility Growth Opportunities Solid Regulatory Construct Reliable and Affordable Energy for our Customers Consistent Financial Results • Met or exceeded operating EPS1 guidance 18 of past 19 years • Strong balance sheet and credit metrics support the execution of our long-term plan • Executing on significant improvement in system reliability • On track with goal to reduce power outages by 30% and cut outage time in half by 2029 • Continuous improvement culture and data center projects support continued success in maintaining affordability • Residential electric bill increase well below national average since 2021 • Strong alignment with the MPSC to provide safe, reliable and affordable energy for our customers • Renewable investments supported by cost recovery mechanism defined by Michigan energy law • IRMs drive consistent, predictable infrastructure investments with timely recovery • 10-month rate case cycle and forward test-year help reduce regulatory lag • Transparent IRP process provides opportunity to align with key stakeholders on generation investments • $44 billion five-year capital plan supports data center development, cleaner generation transformation and improved reliability while delivering significant affordability benefits • Long-term operating EPS growth rate target of greater than 9% through 2031; accelerated growth in 2028 and 2029 as investments to support data center growth ramp up • Confident that other data center opportunities in the pipeline will provide additional customer affordability benefits and upside to long-term plan 1. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings

13 Appendix

DTE Electric: customer-focused investments support affordability, distribution reliability, data center growth and cleaner generation

5-year investment plan increases $9 billion over prior plan while also delivering increased affordability benefits to existing customers

- $23 billion cleaner generation investment supports cleaner, affordable energy for customers while powering growing data center demand
  - 7.6 GW of solar and wind additions over the 5-year plan
  - 2.1 GW of natural gas (2 combined cycle gas turbines (CCS[1] capable)) to replace base load generation as coal plants retire by 2032 and support overall system needs
  - 2.7 GW of energy storage
- $12 billion distribution investment to continue to harden our system and improve reliability
  - Continue building the grid of the future to achieve goal of reducing power outages by 30% and cut outage time in half by 2029
- $4 billion of electric base infrastructure investment supports the continued safe and reliable operation of our existing assets



DTE Electric investment
(billions)
$30
$15
$11
$4
30%
$39
$23
$12
$4
Cleaner generation[2]
Distribution infrastructure
Base infrastructure
2026 - 2030 prior plan
2027 - 2031 updated plan

1. Carbon capture and storage
2. Updated plan includes $15 billion of renewable investment, $2 billion of energy storage investment and $6 billion of combined cycle gas turbine investment

DTE 14

DTE Gas: replacing aging infrastructure to ensure reliability and safety for our customers 15 Gas renewal program Base infrastructure $1.8 $1.8 $2.7 $3.4 2026 - 2030 prior plan 2027 - 2031 updated plan $4.5 $5.2 DTE Gas investment (billions) • Long-term capital investment plan focused on infrastructure improvements including main renewal investments to minimize leaks and reduce costs for our customers — Significant investment to support main renewal recovered through Infrastructure Recovery Mechanism (IRM) — Base infrastructure investments enhance distribution, transmission, compression and storage — Continued focus on safety and affordability for customers • Continuing to improve customer service excellence and progress on main renewal — Ongoing progress on main renewal program; renewed over 2,100 miles since program inception 16%

Continued focus on strategic investments and operational execution to drive improvement in reliability for our customers Technology and Automation • Installed 730 automatic devices in 2025; 20% more than planned through efficiency gains • Another 500+ additional devices planned for 2026 3 minutes AW SAIDI savings Infrastructure Resilience and Hardening • Completed 224 miles of 4.8kV hardening • Completed 969 miles of PTMM in 2025 and ramping up to 1,700 miles in 2026 26 minutes AW SAIDI savings Infrastructure Redesign and Modernization • Converted 72 miles2 of 4.8kV to 13.2kV, and rebuilt 22 miles of subtransmission • 2026 plans include our highest volume of conversion miles yet 6 minutes AW SAIDI savings Tree Trimming • Completed the Surge • Piloting expansion model with brush opt-out, overhang removal, and priority tree boundary extension 20 minutes AW SAIDI savings Pillar Highlights Customer Benefit in 20251 2 3 4 • Technology and Automation ✓ Fully automate the distribution system by end of 2029 and begin subtransmission automation work in 2029 • Infrastructure Resilience and Hardening ✓ Complete PTMM on half of the system by 2029 with 100% of pole top inspections completed • Infrastructure Redesign and Modernization ✓ Increase conversion of 4.8 kV circuits to address critical system needs • Tree Trimming ✓ Remain on tree trim cycle for all circuits and enhance inspection and maintenance practices 16 $12 billion distribution investment plan over the next 5 years 1 2 3 4 On track with goal of reducing power outages by 30% and cutting outage time in half by 2029

2026 IRP filing outlines plan to deliver a cleaner, reliable energy future for our customers

20-year balanced plan supporting reliability, affordability and Michigan's economy

✓ Reaffirms the retirement of all coal in 2032
- Monroe Power Plant Units 3 and 4 will retire in 2028, followed by Units 1 and 2 in 2032, retiring 3 GW of capacity

✓ Adds combination of resources to support load growth and meet renewable and clean energy standards
- 15 GW of renewable energy (solar and wind)
- 4.5 GW of energy storage, including nearly 1.7 GW of long-duration storage
- 2.2 GW of natural gas supports coal retirements and 24/7 reliability for all customers
- 177 MW upgrade to our Fermi 2 nuclear plant

✓ Supports Michigan's economy
- Creates jobs, including nearly 1,300 full-time construction jobs for the proposed natural gas projects
- Uses Michigan labor and businesses while supporting long-term jobs and local tax revenue

✓ ~$3.5 billion lower costs vs. the prior IRP

DTE Electric resource mix

Total nameplate capacity (GW)



11
62%
10%
19%
8%
1%
2005
16
5%
18%
7%
33%
14%
23%
2027
31
3%
3%
24%
14%
56%
2035
32
3%
4%
19%
18%
56%
2040
33
6%
4%
19%
18%
53%
2046
Renewables
Natural Gas / Oil
Energy Storage
Nuclear
Coal
Other[1]

1. Includes demand response, energy efficiency, third-party contracts and hydrogen-fired combustion turbines

DTE 17

18 • Contracts approved by MPSC and construction underway; demand expected to ramp up in 2027 • Load ramp supported by existing capacity and nearly $2 billion energy storage investment • 19-year power supply agreement with minimum monthly charges; 15-year energy storage contract covers capital investment; termination fees combined with credit and collateral requirements protect existing customers Data center opportunities continue to progress Oracle 1.4 GW (approved and in plan) Google 1.0 GW (approved and in plan) Additional Pipeline 5-6 GW (upside to plan) • Contracts approved by the MPSC; demand expected to fully ramp by end of 2028 • Load ramp supported by up to 1,600 MW of renewable generation, 480 MW of energy storage and 350 MW of demand response; additional ~700 MW of longer-term generation will be identified through the ongoing IRP process • Generation and storage requirements drive ~$5 billion capital investment through 2032 • 20-year power supply agreement with minimum monthly charges; 20-year clean capacity acceleration agreement covers renewable and storage investments; termination fees combined with credit and collateral requirements protect existing customers • Advanced discussions with additional hyperscalers for ~2 GW of additional load; targeting additional agreement by end of 2026 • Multiple other opportunities with hyperscalers and other customers for an additional 3-4 GW of new load • Additional demand expected longer-term from customer expansions • Opportunities would require investments in new baseload generation, renewables and/or related storage investment; generation requirements will be solidified through the IRP process

2026 operating EPS1 guidance midpoint provides 7% growth over 2025 original guidance midpoint; positioned to achieve high end 19 (millions, except EPS) 2026 operating earnings DTE Electric $1,340 - $1,360 DTE Gas 315 - 325 DTE Vantage 180 - 190 Energy Trading 50 - 60 Corporate & Other (310) - (300) Positioned to achieve high end of operating EPS guidance in 2026 DTE operating earnings guidance $1,585 - $1,615 DTE operating EPS guidance $7.59 - $7.73 • Non-utility earnings are tracking above guidance, primarily due to higher investment and production tax credits at DTE Vantage • Strong non-utility performance allows DTE Electric and DTE Gas to continue to unwind one-time lean operational measures and absorb higher storm costs in 2026, while remaining on track to deliver against DTE’s 2026 earnings guidance 1. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings

Top tier affordability for our customers over the last 5 years 20 State comparison – electric residential bill change % from 2021 to 20261 1. Source: Energy Information Administration (EIA). Ending point is the average 12-month rolling residential bill from August 2025 to July 2026 Great Lakes peer states 1st quartile 2nd quartile 3rd quartile Great Lakes average 28.9% U.S. average 29.4% 4th quartile DTE 12.5%

Environmental, social and governance (ESG) efforts are key priorities; aspiring to be the best in the industry Environment • Transitioning towards net zero1 emissions at both utilities • Accelerating transition to cleaner generation • Protecting our natural resources Social • Focusing on the diversity, safety, well-being and success of employees • Investing in communities • Leader in volunteerism Governance • Focusing on the oversight of environmental sustainability, social and governance • Ensuring board diversity • Providing incentive plans tied to safety and customer satisfaction targets 21 1. Definition of net zero included in the appendix 2025 Sustainability Report https://empoweringmichigan.com/dte-impact/performance Link:

Weather impact on sales

DTE Electric

Cooling degree days[1]

	3Q 2025	3Q 2026	% Change	YTD 2025	YTD 2026	% Change
Actuals	623	719	**15%**	875	945	**8%**
Normal	644	656	**2%**	898	921	**3%**
Deviation from normal	(3%)	10%		(3%)	3%	

Operating earnings[2] impact of weather

	(millions)		(per share)	
	3Q	YTD	3Q	YTD
2025	($7)	($5)	($0.03)	($0.02)
2026	$27	$16	$0.13	$0.08

Weather normal sales[1]

(GWh)	YTD 2025	YTD 2026	% Change	Drivers
Residential	11,998	11,993	0.0%	Slightly higher customer count offset by Energy Optimization
Commercial	14,435	14,369	(0.5%)	Slightly higher customer count offset by Energy Optimization
Industrial	7,630	7,410	(2.9%)	Lower steel output and Energy Optimization
Other	139	132	(5.0%)	
	34,202	**33,904**	(0.9%)	Sales slightly up after adjusting for Energy Optimization (2%)

DTE Gas

Heating degree days[3]

	3Q 2025	3Q 2026	% Change	YTD 2025	YTD 2026	% Change
Actuals	101	101	**0%**	4,150	4,169	**0%**
Normal	109	106	**(3%)**	4,044	4,067	**1%**
Deviation from normal	(7%)	(5%)		3%	3%	

Operating earnings[2] impact of weather

	(millions)		(per share)	
	3Q	YTD	3Q	YTD
2025	$0	$8	$0.00	$0.03
2026	$0	$9	$0.00	$0.05

1. DTE Electric 2025 weather normalized data based on 2009 – 2023 weather and 2026 weather normalized data based on 2010 – 2024 weather
2. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings
3. DTE Gas 2025 weather normalized data based on 2010 – 2024 weather and 2026 weather normalized data based on 2011 – 2025 weather

DTE
22

Cash flow and capital expenditures guidance 23 1. Includes equity issued for employee benefit programs. Up to $100 million expected in 2026 2026 guidance DTE Electric Base infrastructure $1,020 Cleaner generation 2,440 Distribution infrastructure 1,760 $5,220 DTE Gas Base infrastructure $590 Gas renewal program 310 $900 Non-utility $600 - $700 Total $6,720 - $6,820 (millions) Cash flow Capital expenditures 2026 guidance Cash from operations1 $4.0 Capital expenditures (6.7) Free cash flow ($2.7) Dividends (1.0) Other - Net cash ($3.7) Financing Debt Issuances $5.0 Debt Redemptions (1.3) External equity issuances - Total financing $3.7 (billions)

YTD 3Q 2025 YTD 3Q 2026 DTE Electric Base infrastructure $479 $479 Cleaner generation 814 1,504 Distribution infrastructure 1,266 1,501 $2,559 $3,484 DTE Gas Base infrastructure $213 $371 Gas renewal program 227 212 $440 $583 Non-utility $479 $207 Total $3,478 $4,274 Cash flow and capital expenditures 24 (millions) Cash flow Capital expenditures (billions) 1. Includes equity issued for employee benefit programs YTD 3Q 2025 YTD 3Q 2026 Cash from operations1 $2.4 $2.4 Capital expenditures (3.5) (4.3) Free cash flow ($1.1) ($1.9) Dividends (0.7) (0.7) Other (0.1) (0.1) Net cash ($1.9) ($2.7) Debt financing Issuances $4.0 $2.9 Redemptions (2.1) (0.4) Total debt financing $1.9 $2.5 Change in cash on hand $0.0 ($0.2)

3Q 2026 and 3Q 2025 reconciliation of reported to operating earnings (non-GAAP) and operating EPS (non-GAAP) 25 Adjustments key A) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, gas, and other — non-utility B) Revision in Asset retirement obligations associated with the License Termination Plan for the final decommissioning of Fermi 1 — recorded in Operating Expenses — Assets (gains) losses and impairments, net C) Estimated litigation outcome regarding EES Coke Battery — recorded in Operating Expenses — Operation and maintenance D) Adjustment to Income Tax Expense due to the One Big Beautiful Bill Act and its impact to the charitable contribution valuation allowance 1. Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments 2. Per share amounts are divided by Weighted Average Common Shares Outstanding – Diluted, as noted on the Consolidated Statements of Operations (Unaudited) (Earnings per share2)

Goal for DTE Energy's utility operations and gas suppliers at DTE Gas that any carbon emissions put into the atmosphere will be balanced by those taken out of the atmosphere. Achieving this goal will include collective efforts to reduce carbon emissions and actions to offset any remaining emissions. Progress towards net zero goals is estimated and methodologies and calculations may vary from those of other utility businesses with similar targets. Carbon emissions is defined as emissions of carbon containing compounds, including carbon dioxide and methane, that are identified as greenhouse gases. Reconciliation of reported to operating earnings (non-GAAP) 26 Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings is a non-GAAP measure and should be viewed as a supplement and not a substitute for reported earnings, which represents the company’s net income and the most comparable GAAP measure. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e., future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Definition of net zero